SCHEDULE 14A INFORMATION


Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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       Rule 14a-6(e)(2))
[  ]   Definitive Proxy Statement
[x ]   Definitive Additional Materials
[  ]   Soliciting Material Pursuant toss.240.14a-11(c) orss.240.14a-12

                             The Aquinas Funds, Inc.
                (Name of Registrant as Specified in its Charter)
           ----------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

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

Dear Shareholder:

Effective November 1, 2000, the Aquinas Balanced Fund, one of the four mutual funds managed by Aquinas Investment Advisors, Inc.,* is being converted into the Aquinas Small Cap Fund. Since the Balanced Fund will no longer exist after November 1, 2000, we will be contacting you in the near future with suggestions on how to redistribute your existing investment in the Balanced Fund in a manner that best meets your interest and wishes.

As part of the conversion of the Balanced Fund into the Small Cap Fund, the Balanced Fund's shareholders are being asked to approve a new investment advisory agreement with Aquinas Investment Advisors, Inc. The details are described in the enclosed proxy statement. It is important that you vote and return your proxy even if you intend to redistribute your investment in the Balanced Fund.

In addition, the enclosed proxy statement details the Aquinas Small Cap Fund's intention to include a 12b-1 fee (effective November 1, 2000). This fee, which requires shareholder approval, will be used to provide marketing support to increase distribution of the Fund's shares.

Finally, you are also being asked to elect seven directors to oversee the management of the Aquinas Funds. Please mark your ballot clearly and return it promptly.

If you have any questions, Aquinas management stands ready to assist you. An Aquinas representative will be contacting you shortly to answer any question that you might have and to assist you in reallocating your investment. However, if you have questions that you wish answered immediately, please feel free to contact us toll-free at 877-AQUINAS.

We look forward to speaking to you in the near future and assisting you in every way possible. Thank you for your past and future loyalty to the Aquinas Funds and our mission to support Catholic and family values while helping you achieve a reasonable return on your investment.

Sincerely,



Frank Rauscher,
President


*Aquinas Investment Advisors, Inc. is a wholly owned subsidiary of The Catholic Foundation, headquartered in Dallas, Texas.

Dear Shareholder:

As of October 1, 2000, the Aquinas Equity Growth Fund, one of the four mutual funds managed by Aquinas Investment Advisors, Inc.,* is changing its name to the Aquinas Growth Fund. The reason for the name change is simply to help investors more clearly identify the investment style the Fund employs. The name change is not intended to imply, or infer a change in the Fund's basic investment strategy or risk profile.

In addition to announcing the name change, the enclosed proxy statement details the Aquinas Growth Fund's request for the option to include a 12b-1 fee. Please note that this is only an option and will not be automatically instigated. This fee, which requires shareholder approval, will only be activated if and/or when our Board of Directors believes it is necessary to give marketing support to increase distribution with the ultimate goal of lowering your Fund's expense ratio.

Finally, you are also being asked to elect seven directors to oversee the management of the Aquinas Funds. Please mark your ballot clearly and return it promptly.

For your convenience, a proxy card requiring your signature has been included with the enclosed proxy statement. Read the proxy statement carefully, then sign and return the proxy card. If you have any questions, please fee free to contact us toll free at 877-AQUINAS.

We look forward to assisting you in every way possible. Thank you for your past and future loyalty to the Aquinas Funds and our mission to support Catholic and family values while helping you achieve a reasonable return on your investment.

Sincerely,



Frank Rauscher,
President


*Aquinas Investment Advisors, Inc. is a wholly owned subsidiary of The Catholic Foundation, headquartered in Dallas, Texas.

Dear Shareholder:

As of October 1, 2000, the Aquinas Equity Income Fund, one of the four mutual funds managed by Aquinas Investment Advisors, Inc.,* is changing its name to the Aquinas Value Fund. The reason for the name change is simply to help investors more clearly identify the investment style the Fund employs. The name change is not intended to imply, or infer a change in the Fund's basic investment strategy or risk profile.

In addition to announcing the name change, the enclosed proxy statement details the Aquinas Value Fund's request for the option to include a 12b-1 fee. Please note that this is only an option and will not be automatically instigated. This fee, which requires shareholder approval, will only be activated if and/or when our Board of Directors believes it is necessary to give marketing support to increase distribution with the ultimate goal of lowering your Fund's expense ratio in the future.

Finally, you are also being asked to elect seven directors to oversee the management of the Aquinas Funds. Please mark your ballot clearly and return it promptly.

For your convenience, a proxy card requiring your signature has been included with the enclosed proxy statement. Read the proxy statement carefully, then sign and return the proxy card. If you have any questions, please fee free to contact us toll free at 877-AQUINAS.

We look forward to assisting you in every way possible. Thank you for your past and future loyalty to the Aquinas Funds and our mission to support Catholic and family values while helping you achieve a reasonable return on your investment.

Sincerely,



Frank Rauscher,
President


*Aquinas Investment Advisors, Inc. is a wholly owned subsidiary of The Catholic Foundation, headquartered in Dallas, Texas.

Dear Shareholder:

The Aquinas Fixed Income Fund, one of the four mutual funds managed by Aquinas Investment Advisors, Inc.,* is requesting the option to include a 12b-1 fee. Please note that this is only an option and will not be automatically instigated. This fee, which requires shareholder approval, will only be activated if and/or when our Board of Directors believes it is necessary to give marketing support to increase distribution with the ultimate goal of lowering your Fund's expense ratio.

Additionally, you are also being asked to elect seven directors to oversee the management of the Aquinas Funds. Please mark your ballot clearly and return it promptly.

For your convenience, a detailed proxy statement and proxy card requiring your signature has been enclosed. Read the proxy statement carefully, then sign and return the proxy card. If you have any questions, please fee free to contact us toll free at 877-AQUINAS.

We look forward to assisting you in every way possible. Thank you for your past and future loyalty to the Aquinas Funds and our mission to support Catholic and family values while helping you achieve a reasonable return on your investment.

Sincerely,



Frank Rauscher,
President





*Aquinas Investment Advisors, Inc. is a wholly owned subsidiary of The Catholic Foundation, headquartered in Dallas, Texas.